UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSRS

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-07102

The Advisors’ Inner Circle Fund II

(Exact name of registrant as specified in charter)

101 Federal Street

Boston, MA 02110

(Address of principal executive offices) (Zip code)

SEI Corporation

One Freedom Valley Drive

Oaks, PA 19456

(Name and address of agent for service)

Registrant’s telephone number, including area code: 1-877-446-3863

Date of fiscal year end: October 31, 2013

Date of reporting period: April 30, 2013

Item 1. Reports to Stockholders.

The Advisors' Inner Circle Fund II

WESTFIELD
CAPITAL
MANAGEMENT

Westfield Capital Large Cap Growth Fund

Semi-Annual Report **April 30, 2013**

Investment Adviser:
Westfield Capital Management Company, L.P.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

The Fund files its complete schedule of investments of fund holdings with the Securities and Exchange Commission (“Commission”) for the first and third quarters of each fiscal year on Form N-Q within sixty days after period end. The Fund’s Forms N-Q are available on the Commission’s website at http://www.sec.gov, and may be reviewed and copied at the Commission’s Public Reference Room in Washington, D.C. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities, as well as information relating to how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, is available (i) without charge, upon request, by calling 1-866-301-7212; and (ii) on the Commission’s website at http://www.sec.gov.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

Dear Shareholder:

While global economic growth remains tepid, we are excited to have identified some clear pockets of strength. Domestic auto sales have been surprisingly resilient and home prices continue to improve. Housing is a critical component to the U.S. economy and, until last year, had been absent for much of the recovery. Additionally, the strength in construction activity broadened out beyond the housing market as the Architectural Billings Index — a forward indicator of non-residential construction activity — improved markedly. This could bode well for not only traditional construction but also for related industries as well. From a market perspective, the Russell 3000 Index — the broadest average we track — saw double digit returns in every sector except Information Technology. Weakness in Technology can be chalked up to disappointment in consumer electronics, general inventory issues and potential sequestration risks to critical government spending. The Materials sector has been hurt by underperforming sub-sectors like aluminum and gold. We think that this underperformance has less to do with the state of the global economy and more to do with excess capacity built during more heady times. We have been able to identify areas of opportunity with the sector including paper products, chemicals and agricultural chemicals.

The Westfield Capital Large Cap Growth Fund (the “Fund”) returned 13.78% for the Institutional Class Shares for the six months ended April 30, 2013, outperforming the Russell 1000® Growth Index, which gained 13.71%. Strength in Materials, Health Care, Energy, and Consumer Discretionary offset weakness in Information Technology and Industrials.

Materials contributed 56 basis points (bps) to relative performance results. PPG Industries, a manufacturer of protective and decorative coatings and glass products, advanced after announcing its acquisition of specialty chemical company AkzoNobel’s North American architectural coatings business and as well as reinitiating a $500-750 million share buyback in 2013. The acquisition should allow the company to increase its leverage to a recovering U.S. architectural paint market, resulting in more direct exposure to the professional market, which we think can grow faster than the do-it-yourself category. PPG Industries also expects to be able to remove $160 million of costs from the business in the next three years. The company’s actions confirm part of our investment thesis that called for PPG Industries to use its ample cash and free cash flow to engage

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

in acquisitions and repurchase stock. International Paper was the top absolute performer in the sector. The U.S. paper manufacturing industry has consolidated in the past several years and paper and packaging producers like International Paper have been benefiting from containerboard price increases. The latest round of such increases was initiated by industry players in February and, if these prices stick, they will result in higher profit margins down the road.

Health Care contributed 37 bps to relative returns. Celgene, a biotechnology firm focused on hematology and oncology, was the portfolio’s top absolute and relative contributor to returns. Sales of Revlimid, the company’s product for the treatment of certain types of blood cancer, continued to grow, and we believe Revlimid will remain a powerful engine of the company’s future revenues given recent approvals in China and a pending approval in Europe. In addition, the company has numerous product candidates at various stages of clinical development and recently received an FDA approval for Pomalyst, its new oral therapy for blood cancer. Thermo Fisher Scientific significantly outperformed its peers within the laboratory tools industry. The company’s book of business is broadly diversified, with products delivered not only to health care and research institutions, but also to industrial end markets. We think this positioning provides a buffer against a potential deceleration in revenue growth due to sequestration cuts. Quarterly earnings results reported during the period topped consensus expectations; a significant achievement given the lackluster environment in industrial demand and tough comparisons.

Investments in Energy contributed 34 bps of incremental performance benefit. The biggest share of the relative gains stemmed from the portfolio’s investment in shares of petroleum refiner Valero Energy. We have maintained for some time that U.S.-based refineries like Valero Energy enjoy a competitive advantage over their global peers given the feedstock price differential between North Sea Brent and U.S. West Texas Intermediate crude oil varieties. We like Valero Energy, in particular, for its significant presence in the Gulf Coast area and strong free cash flow profile. The stock surged in January after the company reported record quarterly results and increased its dividend. With a large project scheduled for completion in the third quarter of 2013, we expect the company to continue buying back shares and potentially boost its dividend later in the year. We trimmed the position on strength twice during the period, yet we remain optimistic on the company’s ability to continue to execute on its growth initiatives.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

Halliburton, a global oilfield services provider, also augmented relative results. The company twice bested consensus expectations for quarterly earnings and announced its intention to begin distributing at least 15-20% of net income as a quarterly dividend. Halliburton is the first company in the oil services sector to move to a variable dividend model, which reinforces its commitment to capital discipline. We also like the stock as an indirect way to capitalize on rising natural gas prices. The NYMEX natural gas futures contract was at a 52-week high towards the end of April, and we believe the current price levels are sustainable.

Information Technology detracted 63 bps from relative results. Microsoft was the biggest source of weakness in the sector during the period. The stock, which was sold from the portfolio in mid-April prior to its release of quarterly results, rallied through the end of the month. We had initially held the stock given our conviction in the strength of the company’s most recent Windows product cycle. However, we sold the position given weakening fundamentals and what we view as the maturation of its operating system product cycle. Remote access technology solutions provider Citrix Systems also detracted from returns. In late January, the company reported fourth quarter earnings and revenues ahead of consensus expectations. However, quarterly results reported towards the end of April were not as strong, with the company providing full year 2013 earnings and revenue guidance below Wall Street expectations. After talking to the company’s management team, we believe the source of quarterly weakness—the company’s European business segment—stemmed from an Easter holiday-shortened first quarter as Europeans take a whole week off for the holiday).

Industrials detracted 41 bps from relative performance results. Global information and data measurement company, Nielsen Holdings, which was added to the portfolio during the period, detracted modestly from relative returns after failing to keep up with the market’s advance. In late April, the company reported better-than-expected first quarter earnings and revenues that were in line with consensus expectations. We remain attracted to the stock given the company has what we consider to be massive competitive barriers to entry and the ability to expand both margins and returns on invested capital.

We think it is reasonable to assume that a correction will occur at some point in 2013 as this type of price action has become somewhat commonplace in recent years. A growth scare of some kind will likely emerge — as it has in each of the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

last three years — and pressure cyclically sensitive stocks. We are hopeful that this volatility will create opportunities for us to build investment positions in those areas which we believe offer compelling longer-term rewards. We remain constructive and believe that the necessary building blocks for a sustained bull market are in place. Earnings growth should accelerate throughout 2013, and so long as the Fed remains accommodative, some broad themes should sustain the health of the economy. An ongoing renaissance in Industrial America driven by stable labor costs and cheap energy should improve the productive capacity of the U.S. and improve the fortunes of not only Industrial companies but many basic materials companies as well. The construction market has just begun to improve and trends would suggest that both residential and non-residential construction should remain healthy for some time. Innovation in Healthcare, Energy and Technology should revitalize organic growth in these critical economic sectors.

Westfield Capital Management Company, L.P.

The performance quoted herein represents past performance. Past performance does not guarantee future results. The investment return and principal value of an investment will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost, and current performance may be higher or lower than the performance quoted. For performance data current to the most recent month end, please call 1-866-454-0738.

To determine if this Fund is an appropriate investment for you, carefully consider the Fund’s investment objectives, risk factors, charges, and expenses before investing. This and other information can be found in the Fund’s prospectus, which may be obtained by calling 1-866-454-0738. Read the prospectus carefully before investing or sending money.

Mutual fund investing involves risk, including possible loss of principal. There can be no assurance that the Portfolio will achieve its stated objectives.

The Westfield Capital Large Cap Growth Fund is distributed by SEI Investments Distribution Co., which is not affiliated with Westfield Capital or any other affiliate. The Westfield Capital Large Cap Growth Fund is available to U.S. investors only.

This commentary has been prepared for current Westfield clients and their consultants. It is not intended for use with non-Westfield clients.

Past performance is not indicative of future results. Returns are preliminary and unaudited; they are presented gross of management fees and include the reinvestment of all income. Actual returns will be reduced by investment advisory fees and other expenses that may be incurred in the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

management of the account. The collection of fees produces a compounding effect on the total rate of return net of management fees. As an example, the effect of investment management fees on the total value of a client’s portfolio assuming (a) quarterly fee assessment, (b) $1,000,000 investment, (c) portfolio return of 8% a year, and (d) 1.00% annual investment advisory fee would be $10,416 in the first year, and cumulative effects of $59,816 over five years and $143,430 over ten years. Our current disclosure statement and fee schedules are set forth in Part 2A of Form ADV, which is available upon request. A fully compliant GIPS presentation also is available upon request.

The product is evaluated against the Russell 1000® Growth index, which is designed to measure the large-cap growth segment of the U.S. equity universe. We have chosen this benchmark as it most closely represents the investment strategy discussed in this commentary. The product’s holdings, characteristics, and performance may differ substantially from the benchmark. Stock performance is based on price movement during the quarter or for the time held during the quarter.

Specific securities identified do not represent all of the securities purchased, sold or recommended. A complete list of past recommendations is available upon request. The opinions and forward looking statements contained in this commentary are current as of the date shown and are subject to change without notice. No assurance can be given that these opinions or statements will prove accurate or profitable. They are not intended to be investment recommendations. You should contact Westfield if there are any changes in your financial situation or investment objectives, or if you wish to delete, add, or modify restrictions to the management of your account. You may obtain a copy of our Proxy Voting Policy or a report of how proxy ballots for your account(s) were voted by contacting our Compliance Department at wcmcompliance@wcmgmt.com or at 617-428-7100.

Definition of Comparative Index

The Russell 1000 Growth Index measures the performance of the large-cap growth segment of the U.S. equity universe. It includes those Russell 1000 companies with higher price-to-book ratios and higher forecasted growth values.

The Russell 3000 Index measures the performance of 3,000 publicly held U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. market.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013 (Unaudited)

Sector Weightings†

† Percentages are based on total investments.

SCHEDULE OF INVESTMENTS
COMMON STOCK — 95.5%
	Shares	Value

CONSUMER DISCRETIONARY — 14.7%
Amazon.com*	8,545	$2,168,806
Comcast, Cl A	81,365	3,360,374
Home Depot	38,270	2,807,104
Las Vegas Sands	30,860	1,735,875
NIKE, Cl B	44,730	2,844,828
priceline.com*	3,533	2,458,933
Starbucks	47,530	2,891,725
Viacom, Cl B	41,440	2,651,746
Walt Disney	54,990	3,455,572

		24,374,963

CONSUMER STAPLES — 10.0%
Coca-Cola	60,140	2,545,726
Costco Wholesale	35,430	3,841,675
Hershey	38,010	3,388,972
Kraft Foods	31,523	1,623,119
Mondelez International, Cl A	107,800	3,390,310
Whole Foods Market	19,270	1,701,926

		16,491,728

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued

	Shares	Value

ENERGY — 7.7%
Halliburton	64,530	$2,759,948
National Oilwell Varco	32,010	2,087,692
Occidental Petroleum	21,910	1,955,687
Suncor Energy	67,630	2,106,675
Valero Energy	96,470	3,889,670

		12,799,672

FINANCIALS — 4.9%
American International Group*	73,730	3,053,897
JPMorgan Chase	68,350	3,349,833
State Street	29,330	1,714,925

		8,118,655

HEALTH CARE — 17.3%
Actavis*	18,110	1,914,771
Bristol-Myers Squibb	87,310	3,467,953
Cardinal Health	68,410	3,025,090
Celgene*	50,940	6,014,486
Cooper	28,110	3,103,344
Merck	81,790	3,844,130
Pfizer	110,600	3,215,142
Thermo Fisher Scientific	50,580	4,080,794

		28,665,710

INDUSTRIALS — 10.2%
CSX	69,060	1,698,186
Danaher	47,860	2,916,589
Nielsen Holdings	47,460	1,643,065
PACCAR	33,820	1,683,559
Precision Castparts	16,570	3,169,675

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued

	Shares	Value

Stanley Black & Decker	24,080	$1,801,425
United Technologies	43,065	3,931,404

		16,843,903

INFORMATION TECHNOLOGY — 23.9%
Apple	23,290	10,311,647
Broadcom, Cl A	18,280	658,080
Cisco Systems	119,100	2,491,572
Citrix Systems*	44,710	2,779,621
Cognizant Technology Solutions, Cl A*	21,905	1,419,444
eBay*	22,690	1,188,729
EMC*	109,790	2,462,590
Google, Cl A*	7,172	5,913,816
Oracle	98,810	3,238,992
QUALCOMM	43,030	2,651,509
Salesforce.com*	55,820	2,294,760
Visa, Cl A	24,225	4,080,943

		39,491,703

MATERIALS — 5.8%
Ecolab	22,020	1,863,332
FMC	20,140	1,222,498
International Paper	44,410	2,086,382
Monsanto	25,400	2,713,228
PPG Industries	11,370	1,672,982

		9,558,422

TELECOMMUNICATION SERVICES — 1.0%
Verizon Communications	31,310	1,687,922

TOTAL COMMON STOCK (Cost $132,401,251)		158,032,678

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013 (Unaudited)

COMMON STOCK — continued

	Shares	Value

SHORT-TERM INVESTMENT (A) — 5.1%
Fidelity Institutional Money Market Funds—Prime Money Market Portfolio, 0.010% (Cost $8,505,629)	8,505,629	$8,505,629

TOTAL INVESTMENTS — 100.6% (Cost $140,906,880)		$166,538,307

Percentages are based on Net Assets of $165,544,456.
*	Non-income producing security.
(A) —	The rate reported is the 7-day effective yield as of April 30, 2013.
Cl —	Class

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013 (Unaudited)

STATEMENT OF ASSETS AND LIABILITIES

Assets:
Investments, at Value (Cost $140,906,880)	$166,538,307
Dividends Receivable	58,694
Receivable for Capital Shares Sold	23,655
Prepaid Expenses	10,507

Total Assets	166,631,163

Liabilities:
Payable for Investment Securities Purchased	928,623
Payable due to Adviser	79,322
Payable due to Administrator	16,188
Payable due to Trustees	3,064
Chief Compliance Officer Fees Payable	2,562
Payable due to Shareholder Servicing Agent (Investor Class Shares)	306
Other Accrued Expenses	56,642

Total Liabilities	1,086,707

Net Assets	$165,544,456

Net Assets Consist of:
Paid-in Capital	$134,628,437
Undistributed Net Investment Income	187,435
Accumulated Net Realized Gain on Investments	5,097,157
Net Unrealized Appreciation on Investments	25,631,427

$165,544,456

Net Asset Value, Offering and Redemption Price Per Share- Institutional Class Shares (unlimited unauthorization – no par value) ($165,402,933 ÷ 14,578,997 shares)	$11.35

Net Asset Value, Offering and Redemption Price Per Share- Investor Class Shares (unlimited unauthorization – no par value) ($141,523 ÷ 12,368 shares)	$11.44

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
FOR THE SIX MONTHS ENDED
APRIL 30, 2013 (Unaudited)

STATEMENT OF OPERATIONS

Investment Income
Dividends	$1,338,641
Less: Foreign Taxes Withheld	(2,610)

Total Investment Income	1,336,031

Expenses
Investment Advisory Fees	497,321
Administration Fees	91,814
Trustees’ Fees	6,260
Chief Compliance Officer Fees	3,861
Shareholder Servicing Fees (Investor Class Shares)	143
Transfer Agent Fees	40,084
Registration Fees	16,461
Legal Fees	14,756
Printing Fees	13,336
Audit Fees	11,347
Custodian Fees	5,406
Insurance and Other Expenses	3,889

Total Expenses	704,678

Less:
Waiver of Investment Advisory Fees	(54,182)
Fees Paid Indirectly	(2)

Net Expenses	650,494

Net Investment Income	685,537

Net Realized Gain on Investments	6,644,140
Net Change in Unrealized Appreciation on Investments	12,031,086

Net Realized and Unrealized Gain on Investments	18,675,226

Net Increase in Net Assets Resulting from Operations	$19,360,763

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

STATEMENT OF CHANGES IN NET ASSETS
	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

Operations:
Net Investment Income	$685,537	$1,034,497
Net Realized Gain on Investments	6,644,140	1,217,404
Net Change in Unrealized Appreciation on Investments	12,031,086	7,913,697

Net Increase in Net Assets Resulting from Operations	19,360,763	10,165,598

Dividends and Distributions:
Net Investment Income:
Institutional Class	(1,463,739)	(68,686)
Investor Class	—	(174)
Net Realized Gains:
Institutional Class	(111,671)	—
Investor Class	(70)	—

Total Dividends and Distributions	(1,575,480)	(68,860)

Capital Share Transactions:(1)
Institutional Class Shares
Issued	16,779,460	46,436,033
Reinvestment of Distributions	1,553,977	67,678
Redeemed	(12,735,196)	(16,597,282)

Net Increase in Institutional Class Share Transactions	5,598,241	29,906,429

Investor Class Shares
Issued	50,000	31,254,634
Reinvestment of Distributions	70	27
Redeemed	—	(29,595,205)

Net Increase in Investor Class Share Transactions	50,070	1,659,456

Net Increase in Net Assets from Share Transactions	5,648,311	31,565,885

Total Increase in Net Assets	23,433,594	41,662,623

Net Assets:
Beginning of Period/Year	142,110,862	100,448,239

End of Period/Year (including undistributed net investment income of $187,435 and $965,637, respectively)	$165,544,456	$142,110,862

(1)	For share transactions, see Note 6 in the Notes to Financial Statements.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS
	Selected Per Share Data & Ratios For a Share Outstanding Throughout the Period

	Institutional Class Shares
	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.05		0.08	(0.00	)(3)
Net Realized and Unrealized Gain (Loss)	1.33		0.79	(0.77)

Total from Operations	1.38		0.87	(0.77)

Dividends and Distributions from:
Net Investment Income	(0.11)		(0.01)	—	(3)
Net Realized Gains	(0.01)		—	—

Total Dividends and Distributions	(0.12)		(0.01)	—

Net Asset Value, End of Period	$11.35		$10.09	$9.23

Total Return†	13.78%		9.39%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$165,403		$142,034	$100,192
Ratio of Expenses to Average Net Assets(2)	0.85	%**	0.85%	0.85	%**
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	0.92	%**	0.99%	1.28	%**
Ratio of Net Investment Income (Loss) to Average Net Assets	0.90	%**	0.81%	(0.12	)%**
Portfolio Turnover Rate	38	%***	82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 0.85%, 0.85% and 0.85%, respectively.

(3)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

FINANCIAL HIGHLIGHTS — continued
Selected Per Share Data & Ratios
For a Share Outstanding Throughout the Period

	Investor Class Shares
	Six Months Ended April 30, 2013 (Unaudited)		Year Ended October 31, 2012	Period Ended October 31, 2011*
Net Asset Value, Beginning of Period	$10.09		$9.23	$10.00

Income (Loss) from Operations:
Net Investment Income (Loss)(1)	0.03		0.04	(0.01)
Net Realized and Unrealized Gain (Loss)	1.33		0.82	(0.76)

Total from Operations	1.36		0.86	(0.77)

Dividends and Distributions from:
Net Investment Income	—		0.00 (3)	—
Net Realized Gains	(0.01)		—	—

Total Dividends and Distributions	(0.01)		0.00 (3)	—

Net Asset Value, End of Period	$11.44		$10.09	$9.23

Total Return†	13.47%		9.38%	(7.70)%

Ratios and Supplemental Data
Net Assets, End of Period (Thousands)	$142		$77	$256
Ratio of Expenses to Average Net Assets(2)	1.10	%**	1.09%	0.91	%**^
Ratio of Expenses to Average Net Assets (Excluding Waivers and Fees Paid Indirectly)	1.17	%**	1.23%	1.23	%**^
Ratio of Net Investment Income (Loss) to Average Net Assets	0.55	%**	0.36%	(0.41	)%**^
Portfolio Turnover Rate	38	%***	82%	36	%***

*	Commenced operations on July 13, 2011.

**	Annualized

***	Portfolio turnover rate is for the period indicated and has not been annualized.

†	Total return is for the period indicated and has not been annualized. Total return would have been lower had the Adviser not waived a portion of its fee during the period. The return shown does not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

^	Ratio reflects the impact of the initial low level of average net assets associated with commencement of operations.

(1)	Per share data calculated using average shares method.

(2)	Ratio excludes the effect of fees paid indirectly. If these expense offsets were included, the ratios would have been 1.10, 1.09% and 0.91%, respectively.

(3)	Amount represents less than $0.01 per share.

The accompanying notes are an integral part of the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1. Organization:

The Advisors’ Inner Circle Fund II (the “Trust”) is organized as a Massachusetts business trust under an amended and Restated Agreement and Declaration of Trust dated February 18, 1997. The Trust is registered under the Investment Company Act of 1940, as amended, as an open-end management investment company with 35 funds. The financial statements herein are those of the Westfield Capital Large Cap Growth Fund (the “Fund”). The investment objective of the Fund is long-term growth of capital. The Fund, invests primarily (at least 80% of its net assets) in equity securities. The Fund is a diversified fund and focuses on U.S. listed common stocks with large market capitalizations that Westfield Capital Management Company, L.P. (the “Adviser”) believes are quality companies with stock that offers the potential for future price appreciation. The financial statements of the remaining funds of the Trust are presented separately. The assets of each fund are segregated, and a shareholder’s interest is limited to the fund in which shares are held.

2. Significant Accounting Policies:

The following is a summary of the significant accounting policies followed by the Fund.

Use of Estimates — The preparation of financial statements in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) requires management to make estimates and assumptions that affect the fair value of assets, the reported amount of assets and liabilities and disclosures of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from those estimates and such differences could be material.

Security Valuation — Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available (except for securities traded on NASDAQ), including securities traded over the counter, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, or, if there is no such reported sale, at the most recent quoted bid price. For securities traded on NASDAQ, the NASDAQ Official Closing Price will be used.

Securities for which market prices are not “readily available” are valued in accordance with fair value procedures established by the Fund’s Board of Trustees (the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

“Board”). The Fund’s fair value procedures are implemented through a fair value pricing committee (the “Committee”) designated by the Board. Some of the more common reasons that may necessitate that a security be valued using fair value procedures include: the security’s trading has been halted or suspended; the security has been de-listed from a national exchange; the security’s primary trading market is temporarily closed at a time when under normal conditions it would be open; the security has not been traded for an extended period of time; the security’s primary pricing source is not able or willing to provide a price; or trading of the security is subject to local government imposed restrictions. When a security is valued in accordance with the fair value procedures, the Committee will determine the value after taking into consideration relevant information reasonably available to the Committee. As of April 30, 2013, there were no fair valued securities.

In accordance with the authoritative guidance on fair value measurements and disclosure under U.S. GAAP, the Fund discloses fair value of its investments in a hierarchy that prioritizes the inputs to valuation techniques used to measure the fair value. The objective of a fair value measurement is to determine the price that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (an exit price). Accordingly, the fair value hierarchy gives the highest priority to quoted prices (unadjusted) in active markets for identical assets or liabilities (Level 1) and the lowest priority to unobservable inputs (Level 3). The three levels of the fair value hierarchy are described below:

•	Level 1 — Unadjusted quoted prices in active markets for identical, unrestricted assets or liabilities that the Fund has the ability to access at the measurement date;

•

Level 2 — Other significant observable inputs (includes quoted prices for similar securities, interest rates, prepayment speeds, credit risk, referenced indices, quoted prices in inactive markets, adjusted quoted prices in inactive markets, etc.); and

•	Level 3 — Prices, inputs or exotic modeling techniques which are both significant to the fair value measurement and unobservable (supported by little or no market activity).

Investments are classified within the level of the lowest significant input considered in determining fair value. Investments classified within Level 3 whose fair value

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

measurement considers several inputs may include Level 1 or Level 2 inputs as components of the overall fair value measurement.

As of April 30, 2013, all the investments for the Fund were Level 1. For details of investment classifications, reference the Schedule of Investments.

During the six months ended April 30, 2013, there have been no transfers between Level 1 and Level 2 assets and liabilities. During the six months ended April 30, 2013, there were no Level 3 securities.

During the six months ended April 30, 2013, there have been no significant changes to the Fund’s fair value methodologies.

Federal Income Taxes — It is the Fund’s intention to continue to qualify as a regulated investment company for Federal income tax purposes by complying with the appropriate provisions of Subchapter M of the Internal Revenue Code of 1986, as amended, and to distribute substantially all of its income to its shareholders. Accordingly, no provision for Federal income taxes has been made in the financial statements.

The Fund evaluates tax positions taken or expected to be taken in the course of preparing the Funds’ tax returns to determine whether it is “more-likely-than not” (i.e., greater than 50-percent) that each tax position will be sustained upon examination by a taxing authority based on the technical merits of the position. Tax positions not deemed to meet the more-likely-than-not threshold are recorded as a tax benefit or expense in the current year. The Fund did not record any tax provision in the current period. However, management’s conclusions regarding tax positions taken may be subject to review and adjustment at a later date based on factors including, but not limited to, examination by tax authorities (i.e., the open two tax year ends, as applicable), on-going analysis of and changes to tax laws, regulations and interpretations thereof.

As of and during the six months ended April 30, 2013, the Fund did not have a liability for any unrecognized tax benefits. The Fund recognizes interest and penalties, if any, related to unrecognized tax benefits as income tax expense in the Statement of Operations. During the six months ended April 30, 2013, the Fund did not incur any significant interest or penalties.

Security Transactions and Investment Income — Security transactions are accounted for on trade date. Costs used in determining realized gains and losses on the

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

sale of investment securities are based on the specific identification method. Dividend income is recorded on the ex-dividend date. Interest income is recognized on the accrual basis from settlement date.

Expenses — Expenses that are directly related to the Fund are charged to the Fund. Other operating expenses of the Trust are prorated to the Fund based on the number of funds and/or relative net assets.

Classes —  Class specific expenses are borne by that class of shares. Income, realized and unrealized gains (losses), and non-class specific expenses are allocated to the respective class on the basis of relative daily net assets.

Dividends and Distributions to Shareholders — The Fund will distribute substantially all of its net investment income and makes distributions of its net realized capital gains, if any, at least annually. All distributions are recorded on ex-dividend date.

3. Transactions with Affiliates:

Certain officers of the Trust are also officers of SEI Investments Global Funds Services (the “Administrator”), a wholly owned subsidiary of SEI Investments Company, and/or SEI Investments Distribution Co. (the “Distributor”). Such officers are paid no fees by the Trust, other than the Chief Compliance Officer (“CCO”) as described below, for serving as officers of the Trust.

A portion of the services provided by the CCO and his staff, whom are employees of the Administrator, are paid for by the Trust as incurred. The services include regulatory oversight of the Trust’s Advisors and service providers as required by SEC regulations. The CCO’s services have been approved by and are reviewed by the Board.

4. Administration, Distribution, Transfer Agent and Custodian Agreements:

The Fund and the Administrator are parties to an Administration Agreement under which the Administrator provides management and administrative services for an annual fee equal to the higher of $120,000 for the Fund, plus $15,000 for each additional class created, or 0.12% of the first $500 million, 0.10% of the next $500 million, and 0.08% of any amount above $1 billion of the Fund’s average daily net assets.

The Trust and the Distributor are parties to a Distribution Agreement. The Distributor receives no fees under the Agreement.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

The Fund has entered into shareholder servicing agreements with third-party service providers pursuant to which the service providers provide certain shareholder services to Fund shareholders (the “Service Plan”). Under the Service Plan, the Fund may pay service providers a fee at a rate of up to 0.25% annually of the average daily net assets attributable to Investor Class Shares, subject to the arrangement for provision of shareholder and administrative services. During the six months ended April 30, 2013, the Fund incurred $143 or 0.25%, of shareholder servicing fees.

DST Systems, Inc. serves as the transfer agent and dividend disbursing agent for the Fund under a transfer agency agreement with the Trust. During the six months ended April 30, 2013, the Fund earned cash management credits of $2, which were used to offset transfer agent expenses. This amount is labeled as “Fees Paid Indirectly” on the Statement of Operations.

Citibank, N.A. acts as the custodian (the “Custodian”) for the Fund. The Custodian plays no role in determining the investment policies of the Fund or which securities are to be purchased or sold by the Fund.

5. Investment Advisory Agreement:

Under the terms of an investment advisory agreement, the Adviser provides investment advisory services to the Fund at a fee calculated at an annual rate of 0.65% of the Fund’s average daily net assets. The Adviser has contractually agreed to waive all or a portion of its fees and to reimburse expenses in order to limit operating expenses (excluding interest, taxes, brokerage commissions, acquired fund fees and expenses, extraordinary expenses, and Shareholder Servicing Fees (collectively “excluded expenses”)) for the Fund’s Institutional Class Shares and Investor Class Shares from exceeding 0.85% of the average daily net assets of each class until July 13, 2013. In addition, if at any point it becomes unnecessary for the Adviser to reduce fees and make expense reimbursements, the Adviser may retain the difference between the Total Annual Fund Operating Expenses (less excluded expenses) and 0.85% for Institutional Class Shares and Investor Class Shares to recapture all or a portion of its prior fee reductions and expense reimbursements made during the preceding three-year period. This agreement may be terminated: (i) by the Board, for any reason at any time, or (ii) by the Adviser upon ninety (90) days’ prior written notice to the Trust, effective as of the close of business on July 13, 2013. As of April 30, 2013, fees which were previously waived by the Adviser which may be subject to possible future reimbursement to the Adviser were $220,555 and $130,245, expiring in 2015 and 2016, respectively.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

6. Share Transactions:

	Six Months Ended April 30, 2013 (Unaudited)	Year Ended October 31, 2012

Share Transactions:
Institutional Class
Issued	1,563,101	4,907,234
Reinvested	153,516	7,579
Redeemed	(1,207,729)	(1,699,051)

Net Share Transactions	508,888	3,215,762

Investor Class
Issued	4,725	3,037,676
Reinvested	7	3
Redeemed	—	(3,057,821)

Net Share Transactions	4,732	(20,142)

7. Investment Transactions:

During the six months ended April 30, 2013, the Fund made purchases of $56,920,985 and sales of $57,738,091 of investment securities other than long-term U.S. Government and short-term securities. There were no purchases or sales of long-term U.S. Government securities.

8. Federal Tax Information:

The amount and character of income and capital gain distributions to be paid, if any, are determined in accordance with Federal income tax regulations, which may differ from U.S. GAAP. As a result, net investment income (loss) and net realized gain (loss) on investment transactions for a reporting period may differ significantly from distributions during such period. These book/tax differences may be temporary or permanent. Permanent differences are reclassified among capital accounts in the financial statements to reflect their tax character. Temporary differences arise when certain items of income, expense, gain, or loss are recognized in different periods for financial statement and tax purposes; these differences will reverse at some time in the future. Differences in classification may also result from the treatment of short-term gains as ordinary income for tax purposes. To the extent these differences are permanent in nature, they are charged or credited to undistributed net investment income (loss), accumulated net realized gain (loss) or paid-in capital, as appropriate, in the period that the differences arise.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

The tax character of dividends and distributions declared during the year ended October 31, 2012 were as follows:

	Ordinary Income	Total
2012	$68,860	$68,860

As of October 31, 2012, the components of distributable earnings on a tax basis were as follows:

Undistributed Ordinary Income	$965,637
Undistributed Long-Term Capital Gain	110,821
Unrealized Appreciation	12,054,278

Total Distributable Earnings	$13,130,736

During the year ended October 31, 2012, the Fund utilized capital loss carryforwards of $2,021,828 to offset capital gains.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carry forward capital losses incurred in taxable years beginning after December 22, 2010 for an unlimited period. However, any losses incurred during those future taxable years will be required to be utilized prior to the losses incurred in pre-enactment taxable years. As a result of this ordering rule, pre-enactment capital loss carryforwards may be more likely to expire unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The Federal tax cost and aggregate gross unrealized appreciation and depreciation on investments held by the Fund as of April 30, 2013, were as follows:

Federal Tax Cost	Aggregate Gross Unrealized Appreciation	Aggregate Gross Unrealized Depreciation	Net Unrealized Appreciation
$140,906,880	$28,249,545	$(2,618,118)	$25,631,427

9. Other:

As of April 30, 2013, 25% of the Institutional Class Shares outstanding were held by one record shareholder and 100% of the Investor Class Shares outstanding were held by two

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND
APRIL 30, 2013

record shareholders. These shareholders were comprised of omnibus accounts that were held on behalf of various shareholders.

In the normal course of business, the Fund enters into contracts that provide general indemnifications. The Fund’s maximum exposure under these arrangements is dependent on future claims that may be made against the Fund and, therefore, cannot be estimated; however, based on experience, the risk of loss from such claims is considered remote.

10. Subsequent Events:

The Fund has evaluated the need for additional disclosures and/or adjustments resulting from subsequent events through the date the financial statements were issued. Based on this evaluation, no additional disclosures and/or adjustments were required to the financial statements.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

DISCLOSURE OF FUND EXPENSES (Unaudited)

All mutual funds have operating expenses. As a shareholder of a mutual fund, your investment is affected by these ongoing costs, which include (among others) costs for portfolio management, administrative services, and shareholder reports like this one. It is important for you to understand the impact of these costs on your investment returns.

Operating expenses such as these are deducted from a mutual fund’s gross income and directly reduce its investment return. These expenses are expressed as a percentage of a mutual fund’s average net assets; this percentage is known as a mutual fund’s expense ratio.

The following examples use the expense ratio and are intended to help you understand the ongoing costs (in dollars) of investing in your Fund and to compare these costs with those of other mutual funds. The examples are based on an investment of $1,000 made at the beginning of the period shown and held for the entire period.

The table on the next page illustrates your Fund’s costs in two ways:

• Actual Fund Return. This section helps you to estimate the actual expenses after fee waivers that your Fund incurred over the six month period. The “Expenses Paid During Period” column shows the actual dollar expense cost incurred by a $1,000 investment in the Fund, and the “Ending Account Value” number is derived from deducting that expense cost from the Fund’s gross investment return.

You can use this information, together with the actual amount you invested in the Fund, to estimate the expenses you paid over that six month period. Simply divide your ending starting account value by $1,000 to arrive at a ratio (for example, an $8,600 account value divided by $1,000 = 8.6), then multiply that ratio by the number shown for your Fund under “Expenses Paid During Period.”

• Hypothetical 5% Return. This section helps you compare your Fund’s costs with those of other mutual funds. It assumes that the Fund had an annual 5% return before expenses during the year, but that the expense ratio (Column 3) for the period is unchanged. This example is useful in making comparisons because the Securities and Exchange Commission requires all mutual funds to make this 5% calculation. You can assess your Fund’s comparative cost by comparing the hypothetical result for your Fund in the “Expenses Paid During Period” column with those that appear in the same charts in the shareholder reports for other mutual funds.

THE ADVISORS’ INNER CIRCLE FUND II	WESTFIELD CAPITAL
LARGE CAP GROWTH FUND

NOTE: Because the hypothetical return is set at 5% for comparison purposes — NOT your Fund’s actual return — the account values shown may not apply to your specific investment.

	Beginning Account Value 11/01/12	Ending Account Value 4/30/13	Annualized Expense Ratios	Expenses Paid During Period*
Actual Fund Return
Institutional Class	$4.50	$1,000.00	$1,137.80	0.85%
Investor Class	5.82	1,000.00	1,134.70	1.10

Hypothetical 5% Return
Institutional Class	$4.25	$1,000.00	$1,020.58	0.85%
Investor Class	5.51	1,000.00	1,019.34	1.10

*	Expenses are equal to the Fund’s annualized expense ratio multiplied by the average account value over the period, multiplied by 181/365 (to reflect the one-half period shown).

Westfield Capital Large Cap Growth Fund

P.O. Box 219009

Kansas City, MO 64121-9009

866-454-0738

Adviser:

Westfield Capital Management Company, L.P.

One Financial Center

Boston, MA 02111

Distributor:

SEI Investments Distribution Co.

Oaks, PA 19456

Administrator:

SEI Investments Global Funds Services

Oaks, PA 19456

Legal Counsel:

Morgan, Lewis & Bockius LLP

1111 Pennsylvania Ave., N.W.

Washington, DC 20004

This information must be preceded or accompanied by a current prospectus for the Fund described.

WCM-SA-001-0200

Item 2. Code of Ethics.

Not applicable for semi-annual report.

Item 3. Audit Committee Financial Expert.

Not applicable for semi-annual report.

Item 4. Principal Accountant Fees and Services.

Not applicable for semi-annual report.

Item 5. Audit Committee of Listed Registrants.

Not applicable to open-end management investment companies.

Item 6. Schedule of Investments.

Scheduled of Investments is included as part of the Report to Shareholders filed under Item 1 of this form.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable to open-end management investment companies.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

Not applicable. Effective for closed-end management investment companies for fiscal years ending on or after December 31, 2005

Item 9. Purchases of Equity Securities by Closed-End Management Company and Affiliated Purchasers.

Not applicable to open-end management investment companies.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Trustees during the period covered by this report.

Item 11. Controls and Procedures.

(a) The Registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the Registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Act (17 CFR 270.30a-3(c))) as of a date within 90 days of the filing date of the report, are effective based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b) There has been no change in the Registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the Act (17 CFR 270.30a-3(d)) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

Items 12. Exhibits.

(a)(1) Not applicable for semi-annual report.

(a)(2) A separate certification for the principal executive officer and the principal financial officer of the Registrant as required by Rule 30a-2(a) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(a)), are filed herewith.

(b) Officer certifications as required by Rule 30a-2(b) under the Investment Company Act of 1940, as amended (17 CFR 270.30a-2(b)) also accompany this filing as an Exhibit.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)	The Advisors’ Inner Circle Fund II

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)	/s/ Michael Beattie
Michael Beattie, President

Date: July 8, 2013

By (Signature and Title)	/s/Michael Lawson
Michael Lawson
Treasurer, Controller & CFO

Date: July 8, 2013